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                                                                    EXHIBIT 10.8

                                 EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT, dated as of this 26th day of March, 2001 and having an "Effective Date" of March 26, 2001, is by and between School Specialty, Inc., a Wisconsin corporation (the "Company") and A. Brent Pulsipher ("Employee").

                                    RECITALS

     The Company desires to employ Employee and to have the benefit of his skills and services, and Employee desires to accept employment with the Company, on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual promises, terms, covenants and conditions set forth herein, and the performance of each, the parties hereto, intending legally to be bound, hereby agree as follows:

                                   AGREEMENTS

1.        Employment and Duties. The Company hereby agrees to employ the
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          Employee and the Employee hereby accepts employment as Executive Vice
          President, Corporate Logistics & Technology of the Company and agrees to devote his full business time and efforts to the diligent and faithful performance of his duties hereunder under the direction of the Chief Operating Officer of the Company. Such duties shall be performed in the State of Wisconsin.

2.        Term of Employment. Unless sooner terminated as hereinafter provided,
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          the term of the Employee's employment hereunder shall commence with and only with the Effective Date of this agreement and shall continue until March 26, 2004 (the "term"). This Agreement may be terminated prior to the end of the Term in the manner provided herein. In the event that this agreement is not terminated pursuant to the terms of this Agreement, following the initial term as described above, said agreement shall extend for successive renewal terms of one (1) year each measured from the date of renewal, unless either party shall notify the other party of their desire to not renew the term of this agreement, with said notice to be made no later than ninety (90) days prior to the expiration of the initial term of this agreement or any then effective renewal term thereof.

3.        Compensation. For all services rendered by Employee, the Company shall
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          compensate Employee as follows:

          (a)  Base Salary and Guaranteed Bonus. Effective on the date hereof,
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               the annual base salary and guaranteed bonus payable to the
               Employee shall in total be Two Hundred Seventy Two Thousand Two Hundred Dollars ($272,200.00) per year or such greater amount as determined from time to time by the President and/or Chief Executive Officer of the Company (but
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               not reviewed less frequently than on an annual basis), payable on a regular basis in accordance with the Company's standard payroll procedures, but not less than monthly. It is understood that the base salary is a minimum amount, and shall not be reduced during the term of this Agreement. For purposes of public disclosure, pro-rata share of benefits, calculation of incentive bonuses in the executive incentive bonus plan and calculation of future raises, the base salary will be One Hundred Ninety Thousand Five Hundred Dollars ($190,500.00). The balance of base salary and guaranteed bonus, Eighty One Thousand Seven Hundred Dollars ($81,700.00), will be considered the guaranteed portion of bonus income. If, under 3(b), incentive bonus earned is in excess of $81,700.00, it will be due and payable in the ordinary course of the executive bonus plan. If less than $81,700.00, the $81,700.00 will be considered earned by the employee.

          (b)  Incentive Bonus. During the initial term and any extensions
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               thereof, Employee shall be eligible to receive an incentive bonus based upon his participation in the Company's executive bonus program.

          (c)  Perquisites, Benefits, and Other Compensation. During the initial
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               term and any extensions thereof, Employee shall be entitled to receive all perquisites and benefits as are customarily provided by the Company to its executive employees, subject to such changes, additions, or deletions as the Company may make generally from time to time, as well as such other perquisites or benefits as may be specified from time to time by the Board of Directors or the Chief Executive Officer of the Company.

          (d)  Stock Options. The Employee shall be eligible for an option grant
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               as approved by the Board of Directors.

4.        Covenants and Conditions.
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          (a)  The Employee will acquire information and knowledge respecting the intimate and confidential affairs of the Company in the various phases of its business. Accordingly, the Employee agrees that he shall not during his employment with the Company or for twenty four (24) months thereafter, use for himself or disclose to any person not employed by the Company any such knowledge or information heretofore acquired or acquired during the term of this employment hereunder. Nothing in this agreement shall be construed to limit or supersede the common law of torts or statutory or other protection of trade secrets where such law provides the Company with greater protections or protections for a longer duration than that provided in this section 4 of this Agreement.

          (b) The Employee agrees that all memoranda, notes, records, papers, or other documents and all copies thereof relating to the Company's operations or
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          business, some of which may be prepared by him, and all objects associated therewith (such as models and samples) in any way obtained by him shall be the Company's property. This shall include, but is not limited to, documents and objects concerning any process, apparatus, or product manufactured, used, developed, investigated, or considered by the Company. The Employee shall not, except for Company use, copy or duplicate any of the aforementioned documents or objects, nor remove them from the Company's facilities. The Employee shall not use any information concerning the aforementioned documents or objects, except for the Company's benefit, either during his employment or for a period of twenty four (24) months thereafter. The Employee agrees that he will deliver all of the aforementioned documents and objects that may be in his possession to the Company on termination of his employment, or at any other time on the Company's request, together with his written certification of compliance.

     (c) The terms of the provisions of Paragraph 4(c), (d) and (e) shall be in effect from the Effective Date of this Agreement through and including two years (2) following the termination of the employment of the Employee with the Company (the "Effective Period"). During the Effective Period, the Employee will not, without the written consent of the Company, either as principal, agent, consultant, employee, director, or otherwise, directly or indirectly, contact (1) any customer of the Company with whom the Employee had direct contact on behalf of the Company; (2) any customer of the Company who was contacted by an individual directly or indirectly supervised by the Employee; and (3) any customer of the Company about whom the Employee obtained non-public information in connection with his/her relationship with the Company, with the purpose or effect of causing such customer to buy or use products competitive with the Company's. The customer contacts/acquisition of knowledge described in this Paragraph 4 only apply to those occurring during the eighteen (18) months prior to the termination of Employee's relationship with the Company.

     (d) In addition and supplemental to any obligations otherwise owed the Company by the Employee, the Employee agrees he will not engage in any business activity in the sale and distribution of educational equipment, supplies, materials and furniture or related internet market businesses which competes with the business activities of the Company for the Effective Period.

     (e) During the Effective Period, the Employee will not, without the written consent of the Company, either as principal, agent, consultant, employee, director, or otherwise, directly or indirectly, in one or a series of transactions, solicit, induce, or influence any proprietor, partner, stockholder, lender, director, officer, employee, joint venturer, investor,
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          lessor, independent contractor, supplier, customer, or any other person which has a business relationship with the Company, to discontinue or reduce or modify the extent of such relationship, with the Company.

5.   Death or Disability of the Employee. The Employee's employment shall
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     terminate immediately upon his/her death. In the event the Employee becomes physically or mentally disabled under the terms of the then currently effective disability coverage for full time employees of the Company, they shall cease receiving compensation under the terms of this agreement. In the event that the Employee returns to active full time employment with the Company during the term of this agreement, or any extension or renewal thereof, they shall then be compensated for their employment under the terms of this agreement for their actual active employment with the Company.

6.   Termination. The Company reserves the right to terminate the Employee's
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     employment immediately under this agreement should any of the following occur:

     (a) The Employee's commission of a felony that is an act which, in the opinion of the Board of Directors, is either abhorrent to the community or is an intentional act, which the Board of Directors considers materially damaging to the reputation of the Company or its successors or assigns.

     (b) The Employee's breach of or failure to perform his obligations in accordance with the terms and conditions of this agreement or by mutual agreement of the parties hereto.

     (c)  The death or disability of the Employee.

     Should the term of the Employee's employment with the Company be terminated pursuant to the terms of Section 6(b) herein, the Company shall pay to the Employee the Base Salary described in Section 3(a) for a period of twelve
     (12) months. Termination for any other cause shall provide for no severance compensation.

7.   Rights and Obligations of Successors. In the event that any of the
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     following events occur, a "Change in Control" shall be deemed to occur for the purpose of this Agreement: (a) any person or group of persons acting in concert becomes the beneficial owner, directly or indirectly (excluding ownership by or through employee benefit plans), of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; (b) the Company is combined (by merger, share exchange, consolidation, or otherwise) with another corporation and as a result of such combination less than seventy five percent (75%) of the outstanding securities of the surviving or resulting corporation are owned in the aggregate by the former shareholders of the Company; or (c) any person or group of persons acting in concert obtains direct or indirect control of the Board of Directors of the
     Company,
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     other than the current shareholders of the Company. The Employee shall have the right to terminate his employment under the terms of this Agreement for a period of sixty (60) days following the Change in Control. In the event that the Employee shall not so elect to terminate this Agreement, then this agreement shall be assignable and transferable by the Company to any subsidiary or affiliate or to any subsidiary or affiliate of the Company affiliated with the Change in Control and shall inure to the benefit of and be binding upon the Employee and his heirs and personal representatives and the Company and its successors and assigns. In the event the Employee elects to terminate employment, the Employee shall be paid through the term of this Agreement and any then currently effective extension thereof.

8.   Representations of the Employee. The Employee warrants and represents to
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     the Company that as of the Effective Date, he/she is not subject to any employment, consulting or services agreement, or any restrictive covenants or agreements of any type which would conflict or prohibit the Employee from fully carrying out their duties as described under the terms of this agreement. Further the Employee warrants and represents to the Company that he/she has not and will not retain or use, for the benefit of the Company, any confidential information, records, trade secrets, or other property of a former employer. These warranties and representations shall remain in full force and effect beyond the term of the employment of the Employee with the Company.

9.   Notice. All notices, demands and other communications hereunder shall be
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     deemed to have been duly given, if delivered by hand or mailed, certified or registered mail with postage prepaid:

              To the Company:    School Specialty, Inc.
                                 1000 North Bluemound Drive
                                 P.O. Box 1579
                                 Appleton WI 54913-1579
                                 Attention: Mr. Daniel P. Spalding
                                 Fax: 1-920-882-5863

              With a copy to:    Joseph F. Franzoi IV, Esq.
                                 Franzoi & Franzoi, S.C.
                                 514 Racine Street
                                 Menasha, WI 54952
                                 Fax: (920) 725-0998

              To Employee:       A. Brent Pulsipher
                                 11910 Marblehead Drive
                                 Tampa, FL 33626


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         or to such other address as the person to whom notice is to be given may have specified in a notice duly given to the sender as provided herein. Such notice, request, claim, demand, waiver, consent, approval or other communication shall be deemed to have been given as of the date so delivered, telefaxed, mailed or dispatched and, if given by any other means, shall be deemed given only when actually received by the addressees.

     10. Entire Agreement; Amendment; Waiver. This Agreement (including any
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         documents referred to herein) sets forth the entire understanding of the parties hereto with respect to the subject matter contemplated hereby. Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement. This Agreement shall not be amended or modified except by a written instrument duly executed by each of the parties hereto. Any extension or waiver by any party of any provision hereto shall be valid only if set forth in an instrument in writing signed on behalf of such party.

     11. Expenses.  Each party hereto shall bear and pay all of their respective
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         fees, expenses and disbursements of their agents, representatives, accountants and counsel incurred in connection with the subject matter of this Agreement, and its enforcement.

     11. Severability.  If any provision of this Agreement or the application
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         thereof to any person or circumstances is held invalid or unenforceable in any jurisdiction, the remainder hereof, and the application of such provision to such person or circumstances in any other jurisdiction, shall not be affected thereby, and to this end the provisions of this Agreement shall be severable.

     12. Governing Law.  This Agreement shall in all respects be construed
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         according to the laws of the State of Wisconsin, without regard to its conflict of laws principles.

     IN WITNESS WHEREOF, the parties hereto have cause this Agreement to be duly executed as of the date first written above.

                                 COMPANY: School Specialty, Inc.



                                 /s/ Daniel P. Spalding
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                                 Daniel P. Spalding, President

                                 EMPLOYEE:


                                 /s/ A. Brent Pulsipher
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                                 A. Brent Pulsipher, Individually